UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2014

FibroGen, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36740	77-0357827
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

FibroGen, Inc.

409 Illinois Street

San Francisco, CA 94158

(Address of principal executive offices, including zip code)

(415) 978-1200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders

On November 20, 2014, FibroGen, Inc. (the “Company”) adopted a revised form of common stock certificate, a copy of which is filed herewith as Exhibit 4.1 and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws

Amendment and Restatement of Certificate of Incorporation

On November 19, 2014, the Company filed an amended and restated certificate of incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the closing of the Company’s initial public offering of shares of its Common Stock. As described in the Company’s Registration Statement on Form S-1, as amended (File No. 333-199069), the Company’s board of directors and stockholders previously approved the Restated Certificate to be effective upon the closing of the Company’s initial public offering.

A copy of the Restated Certificate is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Amendment and Restatement of Bylaws

On November 19, 2014, the Company’s amended and restated bylaws (the “Restated Bylaws”) became effective in connection with the closing of the Company’s initial public offering of shares of its Common Stock. As described in the Company’s Registration Statement on Form S-1, as amended (File No. 333-199069), the Company’s board of directors and stockholders previously approved the Restated Bylaws to be adopted in connection with, and to be effective as of and contingent upon the closing of the Company’s initial public offering.

A copy of the Restated Bylaws is filed as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of FibroGen, Inc.

3.2(1)	Amended and Restated Bylaws of FibroGen, Inc.

4.1	Form of Common Stock Certificate.

(1)	Previously filed as Exhibit 3.4 to Amendment No.2 to the Company’s Registration Statement on Form S-1 (File No. 333-199069), filed with the Securities and Exchange Commission on October 23, 2014, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIBROGEN, INC.

Dated: November 20, 2014

	By:	/s/ Pat Cotroneo
Pat Cotroneo
VP, Finance and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of FibroGen, Inc.

3.2(1)	Amended and Restated Bylaws of FibroGen, Inc.

4.1	Form of Common Stock Certificate.

(1)	Previously filed as Exhibit 3.4 to Amendment No. 2 to the Company’s Registration Statement on Form S-1 (File No. 333-199069), filed with the Securities and Exchange Commission on October 23, 2014, and incorporated herein by reference.